Exhibit 99

CONTACTS:
	Investors:	REGIS CORPORATION:
Paul D. Finkelstein – Chairman & CEO
Randy L. Pearce – Executive Vice President, CFO
Kyle P. Didier – Vice President, Finance
(952) 947-7000
For Immediate Release
	Media:	BERNS COMMUNICATIONS GROUP:
Melissa Jaffin/Michael McMullan
(212) 994-4660

REGIS REPORTS FISCAL FIRST QUARTER 2005 RESULTS

-Company Reiterates Plans for Double-Digit Earnings Growth in Fiscal 2005-

     MINNEAPOLIS, October 27, 2004 — Regis Corporation (NYSE:RGS), the global leader in the $150 billion hair care industry, today reported financial results for its fiscal first quarter ended September 30, 2004.

First Quarter 2005 Results

     Consolidated revenues increased 10 percent to a record $506 million compared to $461 million a year ago. Same-store sales increased 0.9 percent. First quarter net income increased two percent to $25.5 million, or $0.55 per diluted share. Hurricanes disrupted salon operations in the Southeast United States and reduced first quarter revenue by approximately $4 million.

     “With over 10,000 salons geographically dispersed across North America and Europe, inclement weather does not typically have a material impact on our business,” commented Paul D. Finkelstein, chairman and chief executive officer. “However, nearly 650 of our corporate salons were closed at least one day during the quarter as a result of the hurricanes. In total, we lost 3,276 salon days due to salon closures. As we noted in our press release dated September 22, 2004, a decision was made to compensate employees despite salons being closed. As a result, we are reporting modest first quarter earnings growth.”

     During the quarter, Regis Corporation added a net total of 100 salons. The Company constructed 121 salons and franchisees built 64 salons. In addition, 65 salons were acquired, including 58 franchise buybacks. A total of 92 salons were closed or relocated during the quarter.

Second Quarter 2005 Outlook

The following points pertain to the second quarter ending December 31, 2004.

•	Earnings per diluted share are expected to increase to a range of $0.65 to $0.68, an increase of 8 to 13 percent compared to last year.

•	Effective income tax rate is expected to be 34.5 percent.

•	Consolidated revenue is forecasted to grow 11 to 12 percent to $525 million to $530 million, compared to $472 million last year. Second quarter revenue range is $5 million lower than our previous guidance due to the timing of anticipated acquisitions.

•	Consolidated same-store sales are forecasted to increase 1.0 to 2.0 percent.

Fiscal Year 2005 Outlook

     “Despite modest first quarter growth, high energy prices and challenging fashion trends working against our projected fiscal 2005 results, we remain confident that we will achieve our long-term growth objectives,” commented Mr. Finkelstein. “This confidence stems from our demonstrated ability to execute our growth strategy of building and buying salons. We remain on plan to build over 550 new salons this fiscal year. Further, we plan to announce the purchase of 400 to 500 salons and several beauty schools in the coming months. The addition of these salons and schools should enable Regis to report yet another fiscal year of revenue and earnings growth consistent with our long-term expectations.”

The following points pertain to the fiscal year ending June 30, 2005:

•	Including anticipated salon acquisitions, earnings per diluted share are expected to increase to $2.51 to $2.59 versus $2.29 in fiscal year 2004, a projected increase of 10 to 13 percent.

•	Including anticipated salon acquisitions, consolidated revenue is forecasted to grow to $2.1 to $2.2 billion, an increase of 10 to 12 percent. Consolidated same-store sales are projected to increase 1.0 to 2.0 percent.

•	Service margins are projected to be in the 43 percent range of salon service revenue.

•	Product margins are expected to increase to the mid-49 percent range of salon product revenue.

•	Rent expense is expected to be in the 15 percent range of company-owned salon revenue.

•	Direct salon expense is expected to be in the 9 percent range of company-owned salon revenue.

•	Salon level depreciation is expected to be 3.5 percent of company-owned salon revenue.

•	Franchise direct costs are forecasted to be in a range of 53 to 55 percent of franchise revenue.

•	Corporate and franchise support costs are expected to be less than 9.5 percent of consolidated revenue.

•	School direct costs are expected to be in the 75 percent range of school revenue. Excluding potential school acquisitions, we anticipate school revenue to be $26 to $27 million.

•	Corporate depreciation and amortization is forecasted to be 0.7 percent of consolidated revenue.

•	Operating income is expected to be in the low-to-mid 9 percent range of consolidated revenue.

•	Interest expense is projected to be approximately $20 million.

•	The effective income tax rate is expected to be in the low 35 percent range. However, our quarterly rate may fluctuate modestly.

•	We plan to build 550 to 600 new corporate salons and we anticipate franchisees to build approximately 300 franchised salons, excluding salon closures.

•	Net of salon closures, relocations and franchise buybacks, we anticipate adding over 1,000 salons.

•	Excluding acquisitions, capital expenditures are projected to be $100 to $115 million, including $40 million for salon maintenance.

•	We anticipate spending $75 to $90 million to acquire 400 to 500 salons and up to an additional $50 million to acquire beauty schools.

•	Total debt could reach $375 million, with debt-to-capitalization expected to be in the low 30 percent range.

     Regis Corporation will broadcast its first quarter conference call live on the internet, Wednesday, October 27, 2004 at 10:00 a.m. Central Time. Interested parties are invited to listen by logging onto www.regiscorp.com. An archive of the conference call will be available at this website shortly after the conclusion of the live broadcast. Regis Corporation will release October 2004 revenue results, including same-store sales, on November 5, 2004.

     Regis Corporation, a Fortune 1000 company, is the largest owner, operator and franchisor of hair and retail product salons and beauty schools in the world. As of September 30, 2004, the Company owned or franchised 10,262 salons and beauty schools operating under concepts such as Supercuts, Jean Louis David, Vidal Sassoon, Regis Salons, MasterCuts, Trade Secret, SmartStyle and Cost Cutters. These salons are located in the United States and in ten other countries throughout North America and Europe.

     Regis Corporation is headquartered in Minneapolis, Minnesota. The Company’s common stock is traded on the New York Stock Exchange under the symbol RGS. For additional information about the Company, including a reconciliation of non-GAAP financial information and current financial outlook, please visit the Investor Information section of the corporate website at www.regiscorp.com.

     This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward–looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate,” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include competition within the personal hair care industry, which remains strong, both domestically and internationally, and price sensitivity; changes in economic condition; changes in consumer tastes and fashion trends; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations and financing for new salon development; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify and acquire salons that support its growth objectives; or other factors not listed above. The ability of the Company to meet its expected revenue growth is dependent on salon acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth the Company’s Annual Report on Form 10-K for the year ended June 30, 2004 and included in Form S-3 Registration Statement filed with the Securities and Exchange Commission on June 4, 2004. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

(TABLES TO FOLLOW)

REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED BALANCE SHEET (Unaudited)
as of September 30, 2004 and June 30, 2004
(Dollars in thousands, except per share amounts)

	September 30,	June 30,
	2004	2004
ASSETS
Current assets:
Cash and cash equivalents	$82,416	$73,567
Receivables, net	36,065	35,033
Inventories	177,237	161,304
Deferred income taxes	14,405	15,285
Other current assets	21,416	28,253

Total current assets	331,539	313,442

Property and equipment, net	389,937	381,903
Goodwill	469,034	457,140
Other intangibles, net	79,658	79,174
Other assets	42,976	40,200

Total assets	$1,313,144	$1,271,859

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$9,051	$19,128
Accounts payable	59,862	53,112
Accrued expenses	120,975	129,721

Total current liabilities	189,888	201,961

Long-term debt	300,100	282,015
Other noncurrent liabilities	105,288	100,322

Total liabilities	595,276	584,298

Shareholders’ equity:
Preferred stock, authorized 250,000 shares at September 30, 2004 and June 30, 2004
Common stock, $.05 par value; issued and outstanding, 44,349,357 and 44,283,949 common shares at September 30, 2004 and June 30, 2004, respectively	2,217	2,214
Additional paid-in capital	222,109	220,204
Accumulated other comprehensive income	45,335	40,642
Retained earnings	448,207	424,501

Total shareholders’ equity	717,868	687,561

Total liabilities and shareholders’ equity	$1,313,144	$1,271,859

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REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended
	September 30,
	2004	2003
Revenues:
Company-owned salons:
Service	$333,874	$300,037
Product	139,800	131,592

	473,674	431,629

Franchise revenues:
Royalties and fees	18,668	18,109
Product sales	7,824	7,937

	26,492	26,046

School revenues	6,056	3,046

	506,222	460,721

Operating expenses:
Company-owned salons:
Cost of service	190,595	169,395
Cost of product	71,393	68,247
Direct salon	42,306	38,148
Rent	71,537	62,819
Depreciation	16,119	14,543

	391,950	353,152
Franchise direct costs, including product and equipment	13,946	13,671
General and administrative	48,838	45,505
School direct costs	4,606	1,979
Depreciation and amortization	3,676	3,083

Total operating expenses	463,016	417,390

Operating income	43,206	43,331

Other income (expense):
Interest	(4,308)	(4,368)
Other, net	677	340

Income before income taxes	39,575	39,303

Income taxes	(14,096)	(14,345)

Net income	$25,479	$24,958

Net income per share:
Basic	$0.57	$0.57

Diluted	$0.55	$0.55

Weighted average common and common equivalent shares outstanding:
Basic	44,322	43,637

Diluted	46,293	45,596

Cash dividends declared per common share	$0.04	$0.03

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REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED STATEMENT OF CASH FLOWS
(Dollars in thousands)

	Three Months Ended September 30,
	2004	2003
Cash flows from operating activities:
Net income	$25,479	$24,958
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	18,928	16,924
Amortization	867	891
Deferred income taxes	1,393	2,267
Other	(168)	(273)

Changes in operating assets and liabilities*:
Receivables	(407)	(1,411)
Inventories	(15,474)	(1,114)
Other current assets	6,930	1,645
Other assets	(1,843)	(1,988)
Accounts payable	2,825	4,002
Accrued expenses	(7,423)	3,310
Other noncurrent liabilities	4,271	3,368

Net cash provided by operating activities	35,378	52,579

Cash flows from investing activities:
Capital expenditures	(21,905)	(15,980)
Proceeds from sale of assets	220	217
Business and salon acquisitions, net of cash acquired	(11,801)	(25,360)

Net cash used in investing activities	(33,486)	(41,123)

Cash flows from financing activities:
Borrowings on revolving credit facilities	443,150	223,515
Payments on revolving credit facilities	(426,526)	(207,815)
Repayments of long-term debt	(11,888)	(15,171)
Other, primarily increase (decrease) in negative book cash balances	2,136	(4,813)
Dividends paid	(1,772)	(1,309)
Repurchase of common stock	—	(2,990)
Proceeds from issuance of common stock	1,311	2,978

Net cash provided by (used in) financing activities	6,411	(5,605)

Effect of exchange rate changes on cash and cash equivalents	546	723

Increase in cash and cash equivalents	8,849	6,574

Cash and cash equivalents:
Beginning of period	73,567	55,454

End of period	$82,416	$62,028

* Changes in operating assets and liabilities do not include assets and liabilities assumed through acquisitions.

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REGIS CORPORATION (NYSE:RGS)
Salon / School Counts and Revenues

	September 30,	June 30,
	2004	2004
SYSTEM-WIDE LOCATIONS:
Company-owned salons	6,349	6,227
Franchise salons	3,902	3,924
Beauty career schools	11	11

	10,262	10,162

SALON LOCATION SUMMARY

	September 30,	June 30,
	2004	2004
NORTH AMERICA:
REGIS SALONS
Open at beginning of period	1,085	1,095
Salons constructed	10	33
Acquired	—	4
Less relocations	6	10

Salon openings	4	27
Conversions	—	(2)
Salons closed	(6)	(35)

Total, Regis Salons	1,083	1,085

MASTERCUTS
Open at beginning of period	604	590
Salons constructed	17	34
Acquired	—	3
Less relocations	5	9

Salon openings	12	28
Conversions	—	1
Salons closed	(2)	(15)

Total, Mastercuts	614	604

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	September 30,	June 30,
	2004	2004
TRADE SECRET
Company-owned salons:
Open at beginning of period	549	517
Salons constructed	15	26
Acquired	—	12
Franchise buybacks	—	2
Less relocations	3	5

Salon openings	12	35
Conversions	—	1
Salons closed	(2)	(4)

Total company-owned salons	559	549

Franchise salons:
Open at beginning of period	24	25
Salons constructed	—	1
Acquired	—	—

Salon openings	—	1
Franchise buybacks	—	(2)
Salons closed	—	—

Total franchise salons	24	24

Total, Trade Secret	583	573

SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	1,263	1,033
Salons constructed	45	174
Acquired	—	—
Franchise buybacks	7	61
Less relocations	—	—

Salon openings	52	235
Conversions	—	—
Salons closed	(2)	(5)

Total company-owned salons	1,313	1,263

Franchise salons:
Open at beginning of period	201	230
Salons constructed	9	33
Acquired	—	—
Less relocations	—	—

Salon openings	9	33
Conversions	—	—
Franchise buybacks	(7)	(61)
Salons closed	—	(1)

Total franchise salons	203	201

Total, SmartStyle/Cost Cutters in Wal-Mart	1,516	1,464

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	September 30,	June 30,
	2004	2004
STRIP CENTERS
Company-owned salons:
Open at beginning of period	2,310	1,928
Salons constructed	29	166
Acquired	7	162
Franchise buybacks	51	133
Less relocations	7	8

Salon openings	80	453
Conversions	(3)	(8)
Salons closed	(23)	(63)

Total company-owned salons	2,364	2,310

Franchise salons:
Open at beginning of period	2,105	2,172
Salons constructed	32	146
Acquired (2)	—	—
Less relocations	1	10

Salon openings	31	136
Conversions	3	8
Franchise buybacks	(51)	(133)
Salons closed	(12)	(78)

Total franchise salons	2,076	2,105

Total, Strip Centers	4,440	4,415

INTERNATIONAL (1)
Company-owned salons:
Open at beginning of period	416	395
Salons constructed	5	19
Acquired	—	18
Franchise buybacks	—	10

Salon openings	5	47
Conversions	—	—
Salons closed	(5)	(26)

Total company-owned salons	416	416

Franchise salons:
Open at beginning of period	1,594	1,627
Salons constructed	23	88
Acquired (2)	—	—

Salon openings	23	88
Conversions	—	—
Franchise buybacks	—	(10)
Salons closed	(18)	(111)

Total franchise salons	1,599	1,594

Total, International	2,015	2,010

BEAUTY CAREER SCHOOLS
Open at beginning of period	11	5
Acquired	—	6

Salon openings	—	6

Total beauty career schools	11	11

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	September 30,	June 30,
	2004	2004
TOTAL SYSTEM-WIDE SALONS / SCHOOLS
Company-owned salons:
Open at beginning of period	6,227	5,558
Salons constructed	121	452
Acquired	7	199
Franchise buybacks	58	206
Less relocations	21	32

Salon openings	165	825
Conversions	(3)	(8)
Salons closed	(40)	(148)

Total company-owned salons	6,349	6,227

Franchise salons:
Open at beginning of period	3,924	4,054
Salons constructed	64	268
Acquired (2)	—	—
Less relocations	1	10

Salon openings	63	258
Conversions	3	8
Franchise buybacks	(58)	(206)
Salons closed	(30)	(190)

Total franchise salons	3,902	3,924

Beauty career schools:
Open at beginning of period	11	5
Acquired	—	6

Salon openings	—	6

Total beauty career schools	11	11

Grand total, system-wide	10,262	10,162

(1) Canadian and Puerto Rican salons are included in the Regis Salons, Strip Center, MasterCuts and Trade Secret concepts and not included in the International salon totals.

(2) Represents primarily the acquisition of franchise networks.

Relocations represent a transfer of location by the same salon concept. Conversions represent the transfer of one salon concept to another concept.

	(Dollars in thousands)
	Three Months Ended
	September 30,
	2004	2003
Revenues by Concept:
Regis Salons	$116,457	$117,955
MasterCuts	42,519	43,546
Trade Secret	61,461	58,941
SmartStyle	82,283	68,447
Strip Centers	145,708	125,644
International salons	51,738	43,142
Beauty career schools	6,056	3,046

	$506,222	$460,721

Included in the table above are franchise revenues of $26,492 and $26,046 for the three months ended September 30, 2004 and 2003, respectively.

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